                                                                  Exhibit (a)(2)


                             LETTER OF TRANSMITTAL
                                   To Tender
                            Shares of Common Stock
          (Including the Associated Preferred Stock Purchase Rights)
                                      of

                               U.S. Foodservice

                       Pursuant to the Offer to Purchase

                             Dated March 13, 2000

                                      by

                            Snow Acquisition, Inc.
                    an Indirect Wholly Owned Subsidiary of

                            Koninklijke Ahold N.V.
                                 (Royal Ahold)


 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
         TIME, ON FRIDAY, APRIL 7, 2000, UNLESS THE OFFER IS EXTENDED.


                       The Depositary for the Offer is:

                           Wilmington Trust Company

             By Mail:                       By Facsimile:              By Hand/Overnight Courier:
     Wilmington Trust Company              (302) 651-1079               Wilmington Trust Company
      1100 North Market Street                                          1100 North Market Street
        Rodney Square North                                                Rodney Square North
        Wilmington, DE 19890                                              Wilmington, DE 19890
  Attn: Corporate Trust Operations                                  Attn: Corporate Trust Operations

                          For Confirmation Telephone:

                                (302) 651-8869

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE COPY NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

   THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

   This Letter of Transmittal is to be completed by holders of certificates representing shares of Common Stock (as such term is defined in the Offer to Purchase) (such holders of shares of Common Stock, collectively, the "Holders"), either if certificates for shares of Common Stock are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchaser) is utilized, if tenders of shares of Common Stock are to be made by book-entry transfer into the account of Wilmington Trust Company, as Depositary (the "Depositary"), at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in
Section 3--"Procedures for Tendering Shares of Common Stock" of the Offer to Purchase. Holders who tender shares of Common Stock by book-entry transfer are referred to herein as "Book-Entry Holders" and other Holders are referred to herein as "Certificate Holders."

   Any holders who desire to tender shares of Common Stock and whose certificate(s) evidencing such shares of Common Stock (the "Certificates") are not immediately available, or who cannot comply with the procedures for book-entry transfer described in the Offer to Purchase on a timely basis, may nevertheless tender such shares of Common Stock by following the procedures for guaranteed delivery set forth in Section 3--"Procedures for Tendering Shares of Common Stock" of the Offer to Purchase. See Instruction 2 of this Letter of Transmittal. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

                DESCRIPTION OF SHARES OF COMMON STOCK TENDERED
-------------------------------------------------------------------------------

  Name(s) and
Address(es) of
  Registered
   Holder(s)
 (Please fill
 in, if blank,
  exactly as
    name(s)
   appear(s)
    on the                  Shares of Common Stock Tendered
certificate(s))          (Attach additional list if necessary)
-----------------------------------------------------------------------
                                      Total Number
                                      of Shares of
                                      Common Stock     Number of Shares
                   Certificate        Evidenced by     of Common Stock
                    Number(s)*      Certificate(s)*      Tendered:**
                                       --------------------------------
                                       --------------------------------
                                       --------------------------------
                                       --------------------------------
                                       --------------------------------
                                       --------------------------------
                 Total Shares of Common Stock Tendered

-------------------------------------------------------------------------------
  *  Need not be completed by Book-Entry Holders.
 ** Unless otherwise indicated, it will be assumed that all shares of Common Stock evidenced by any Certificate(s) delivered to the Depositary are being tendered. See Instruction 4.

[_]CHECK HERE IF SHARES OF COMMON STOCK ARE BEING TENDERED BY BOOK-ENTRY
   TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

  Name(s) of Tendering Institution ___________________________________________

  Check box of Book-Entry Transfer Facility:

    [_]The Depositary Trust Company

  Account Number _____________________________________________________________

  Transaction Code Number ____________________________________________________

[_]CHECK HERE IF SHARES OF COMMON STOCK ARE BEING TENDERED PURSUANT TO A
   NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Holder(s) ____________________________________________

  Window Ticket Number (if any) ______________________________________________

  Date of Execution of Notice of Guaranteed Delivery _________________________

  Name of Institution which Guaranteed Delivery ______________________________

  Account Number (if delivered by Book-Entry Transfer) _______________________

  Transaction Code Number ____________________________________________________

[_]CHECK HERE IF TENDER IS BEING MADE IN RESPECT OF LOST, MUTILATED OR
   DESTROYED CERTIFICATES. SEE INSTRUCTION 9.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   The undersigned hereby tenders to Snow Acquisition, Inc. (the "Purchaser"), a Delaware corporation and an indirect wholly owned subsidiary of Koninklijke Ahold N.V. (Royal Ahold), a public company with limited liability, incorporated under the laws of The Netherlands with its corporate seat in Zaandam (Municipality Zaanstad), The Netherlands ("Parent"), the above-described shares of Common Stock, par value $0.01 per share, including the associated preferred stock purchase rights, of U.S. Foodservice, a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 13, 2000 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as they may be amended and supplemented from time to time, together constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to assign to Parent, or to any other direct or indirect wholly owned subsidiary of Parent, the right to purchase all or any portion of the shares of Common Stock tendered pursuant to the Offer, but the undersigned further understands that any such assignment will not relieve the Purchaser of its obligations under the Offer and the Merger Agreement (as hereinafter defined) and that any such assignment will in no way prejudice the rights of tendering Holders to receive payment for the shares of Common Stock validly tendered and accepted for payment pursuant to the Offer. This Offer is being made pursuant to the Agreement and Plan of Merger, dated as of March 7, 2000 (as amended from time to time, the "Merger Agreement"), by and among Parent, the Purchaser and the Company.

   Subject to, and effective upon, acceptance for payment of, and payment for, the shares of Common Stock tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in and to all of the shares of Common Stock that are being tendered hereby and any and all dividends, distributions, rights, or other securities issued or issuable in respect of such shares of Common Stock on or after March 13, 2000 (collectively, "Distributions"), and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares of Common Stock and all Distributions with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) transfer ownership of such shares of Common Stock and all Distributions, together with all accompanying evidences of transfers and authenticity, to or upon the order of the Purchaser, (b) present such shares of Common Stock and all Distributions for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Common Stock and all Distributions, all in accordance with the terms and subject to the conditions of the Offer as set forth in the Offer to Purchase.

   The undersigned hereby irrevocably appoints each designee of the Purchaser as such attorney-in-fact and proxy of the undersigned, with full power of substitution, to vote the shares of Common Stock as described below in such manner as each such attorney-in-fact and proxy (or any substitute thereof) shall deem proper in its sole discretion, and to otherwise act (including pursuant to written consent) to the full extent of the undersigned's rights with respect to the shares of Common Stock and all Distributions tendered hereby and accepted for payment by the Purchaser prior to the time of such vote or action. All such proxies shall be considered coupled with an interest in the tendered shares of Common Stock and shall be irrevocable and are granted in consideration of, and are effective upon, the acceptance for payment of such shares of Common Stock and all Distributions in accordance with the terms of the Offer. Such acceptance for payment by the Purchaser shall revoke, without further action, any other proxy or power of attorney granted by the undersigned at any time with respect to such shares of Common Stock and all Distributions and no subsequent proxies or powers of attorney will be given (or, if given, will not be deemed effective) with respect thereto by the undersigned. The designees of the Purchaser will, with respect to the shares of Common Stock for which the appointment is effective, be empowered to exercise all voting and other rights as they in their sole discretion may deem proper at any annual, special, adjourned or postponed meeting of the Company's stockholders, by written consent or otherwise, and the Purchaser reserves the right to require that, in order for shares of Common Stock or any Distributions to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such shares of Common Stock, the Purchaser must be able to exercise all rights (including, without limitation, all voting rights and rights of conversion) with respect to such shares of Common Stock and receive all Distributions.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares of Common Stock and all Distributions tendered hereby and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment, and transfer of the shares of Common Stock and all Distributions tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all Distributions in respect of the shares of Common Stock tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, the Purchaser shall be, subject to applicable law, entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Purchaser in its sole discretion.

   No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Subject to the withdrawal rights set forth in Section 4 -- "Withdrawal Rights" of the Offer to Purchase, the tender of the shares of Common Stock and related Distributions hereby made is irrevocable.

   The undersigned understands that tenders of the shares of Common Stock pursuant to any of the procedures described in Section 3--"Procedures for Tendering Shares of Common Stock" of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions set forth in the Offer. Without limiting the generality of the foregoing, if the price to be paid in the Offer is amended in accordance with the terms of the Merger Agreement, the price to be paid to the undersigned will be amended. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the shares of Common Stock tendered hereby.

   Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any Certificates not tendered or not accepted for payment in the name(s) of the registered Holder(s) appearing under "Description of Shares of Common Stock Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Certificates not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered Holder(s) appearing above under "Description of Shares of Common Stock Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or issue any Certificates not so tendered or accepted for payment in the name of, and deliver said check and/or return such Certificates to, the person or persons so indicated. Unless otherwise indicated under Special Payment Instructions, please credit any shares of Common Stock tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any shares of Common Stock from the name(s) of the registered holder(s) thereof if the Purchaser does not accept for payment any of the shares of Common Stock so tendered.

     SPECIAL PAYMENT INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS
   (See Instructions 1, 5, 6 and 7)         (See Instructions 1, 5, 6 and 7)

  To be completed ONLY if                  To be completed ONLY if
 Certificate(s) that are not              Certificate(s) that are not
 tendered or that are not purchased       tendered or that are not purchased
 and/or the check for the purchase        and/or the check for the purchase
 price of shares of Common Stock          price of shares of Common Stock
 purchased are to be issued in the        purchased are to be sent to someone
 name of someone other than the           other than the undersigned, or to
 undersigned or if shares of Common       the undersigned at an address other
 Stock tendered by book-entry             than that shown above.
 transfer which are not accepted for
 payment are to be returned by            Mail check and Certificate(s) to:
 credit to an account maintained at
 the Book-Entry Transfer Facility         Name:
 other than that designated above.             -------------------------------
                                                  Please Type or Print
 Issue check and Certificate(s) to:
                                          Address:
 Name:                                          ------------------------------
   -------------------------------
         Please Type or Print             ------------------------------------
                                                   (Include Zip Code)
 Address:
    ------------------------------
                                          ------------------------------------
                                             (Tax Identification or Social
                                                     Security No.)
                                           (See Substitute Form W-9 Included
 ------------------------------------                  Herewith)
          (Include Zip Code)

                                    *
 ------------------------------------
    (Tax Identification or Social
            Security No.)
  (See Substitute Form W-9 Included
              Herewith)

 -------
 * Signature Guarantee required

                                   IMPORTANT
                              HOLDER(S) SIGN HERE
                           (See Instructions 1 and 5)
             (Please Complete Substitute Form W-9 Contained Herein)

Signature(s) of Holders(s): ____________________________________________________

Date: ______________________, 2000

(Must be signed by registered Holder(s) exactly as name(s) appear(s) on Certificate(s) or on a security position listing or by person(s) authorized to become registered Holder(s) by Certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s): _______________________________________________________________________
                                (Please Print )

Capacity (Full Title): _________________________________________________________

Address: _______________________________________________________________________

--------------------------------------------------------------------------------
                               (Include Zip Code)

                                    -------------------------------------------
----------------------------------    (Tax Identification or Social Security
 (Daytime Area Code and Telephone                      No.)
               No.)

                           Guarantee of Signature(s)
                           (See Instructions 1 and 5)

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________
                             (Please Type or Print)

Title: _________________________________________________________________________

Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number: ________________________________________________

Date: ______________________, 2000

                                 INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer

   1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, The New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered Holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of shares of Common Stock) of the shares of Common Stock tendered herewith and such Holder(s) have not completed the box entitled either "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (b) if such shares of Common Stock are tendered for the account of an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

   2. Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations. This Letter of Transmittal must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in the Offer to Purchase).

   Holders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis may nevertheless tender their shares of Common Stock by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3--"Procedures for Tendering Shares of Common Stock" of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) Certificates, as well as a Letter of Transmittal (or copy thereof), properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message (as defined in the Offer to Purchase)), and all other documents required by this Letter of Transmittal must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

   If Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal (or copy thereof) must accompany each such delivery.

   The method of delivery of this Letter of Transmittal, the shares of Common Stock, Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering Holder, and the delivery will be deemed made only when actually received by the Depositary (including, in the case of book-entry transfer, by Book-Entry Confirmation (as defined in the Offer to Purchase)). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

   No alternative, conditional or contingent tenders will be accepted and no fractional shares of Common Stock will be purchased. All tendering Holders, by execution of this Letter of Transmittal (or a copy hereof), waive any right to receive any notice of the acceptance of their shares of Common Stock for payment.

   3. Inadequate Space. If the space provided under "Description of Shares of Common Stock Tendered" is inadequate, the share Certificate numbers and/or the number of shares of Common Stock should be listed on a separate schedule and attached hereto.

   4. Partial Tenders (Applicable to Certificate Holders Only; Not Applicable to Shares of Common Stock Which are Tendered by Book-Entry Transfer). If fewer than all the shares of Common Stock evidenced by any Certificate submitted are to be tendered, fill in the number of shares of Common Stock which are to be tendered in the box entitled "Number of Shares of Common Stock Tendered." In such cases, new Certificate(s) evidencing the remainder of the shares of Common Stock that were evidenced by Certificate(s) delivered to the Depositary will be sent to the person signing this

Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All shares of Common Stock represented by Certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

   5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered Holder(s) of the shares of Common Stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

   If any of the shares of Common Stock tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If any of the tendered shares of Common Stock are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of the shares of Common Stock.

   If this Letter of Transmittal or any Certificate or stock power is signed by a trustee, executor, administrator, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and evidence satisfactory to the Depositary and the Purchaser of such person's authority so to act must be submitted.

   If this Letter of Transmittal is signed by the registered Holder(s) of the shares of Common Stock transmitted hereby, no endorsements of Certificate(s) or separate stock powers are required unless payment is to be made to, or Certificate(s) evidencing the shares of Common Stock not tendered or purchased are to be issued in the name of, a person other than the registered Holder(s). Signatures on such Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered Holder(s) of the shares of Common Stock tendered hereby, the Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on such Certificate(s). Signatures on such Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

   6. Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchaser will pay or cause to be paid any transfer taxes with respect to the transfer and sale of purchased shares of Common Stock to it or its order pursuant to the Offer. If, however, payment of the purchase price of any shares of Common Stock purchased is to be made to or, in the circumstances permitted hereby, if Certificate(s) for the shares of Common Stock not tendered or purchased are to be registered in the name of, any person other than the registered holder, or if tendered Certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered Holder or such person) payable on account of the transfer to such person will be deducted from the purchase price for such shares of Common Stock if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

   Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Certificate(s) listed in this Letter of Transmittal.

   7. Special Payment and Delivery Instructions. If a check for the purchase price is to be issued in the name of, and/or Certificates for the shares of Common Stock not tendered or not accepted for payment are to be issued in the name of, a person other than the signer of this Letter of Transmittal or if a check and/or such Certificates for shares of Common Stock are to be mailed to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. A Book-Entry Holder may request that shares of Common Stock not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as such Book-Entry Holder may designate under "Special Payment Instructions." If no such instructions are given, such shares of Common Stock not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

   8. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to, or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from, the Information Agent or the Dealer Manager at their respective addresses set forth on the back cover of the Offer to Purchase or from your broker, dealer, commercial bank or trust company.

   9. Lost, Mutilated or Destroyed Certificates. If any Certificates have been lost, mutilated or destroyed, the Holder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of shares of Common Stock lost. The Holder will then be instructed as to the procedure to be followed in order to replace the relevant Certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated or destroyed Certificates have been followed.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A COPY HEREOF, TOGETHER WITH
           CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

   Under United States federal income tax law, a tendering Holder may be subject to backup withholding tax at a rate of 31% with respect to payments by the Depositary pursuant to the Offer unless such Holder: (i) is a corporation or other exempt recipient and, if required, establishes its exemption from backup withholding; (ii) provides its correct taxpayer identification number ("TIN") and certifies that the TIN provided is correct (or that such Holder is awaiting a TIN); or (iii) certifies that it is not currently subject to backup withholding or certifies as to its non-United States status. If such Holder is an individual, the TIN is his or her social security number. Completion of a Substitute Form W-9, in the case of a U.S. Holder, provided in this Letter of Transmittal, should be used for this purpose. Failure to provide such Holder's TIN on the Substitute Form W-9, if applicable, may subject the tendering Holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service ("IRS"). More serious penalties may be imposed for providing false information which, if willfully done, may result in fines and/or imprisonment. The box in part 3 of the Substitute Form W-9 may be checked if the tendering Holder (or other payee) is required to submit a Substitute Form W-9 and has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is so checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all such payments of the Offer Price until a TIN is provided to the Depositary. In order for a foreign Holder to qualify as an exempt recipient, that Holder should submit an IRS Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. Such forms can be obtained from the Depositary. Failure to provide the information on the form may subject tendering Holders to 31% United States federal income tax withholding on the payment of the purchase price of cash pursuant to the Offer. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the IRS. The Depositary cannot refund amounts withheld by reason of backup withholding.

                    TO BE COMPLETED BY ALL TENDING HOLDERS

                    PAYER'S NAME: Wilmington Trust Company

-------------------------------------------------------------------------------
                        Part 1--PLEASE PROVIDE YOUR    Social Security Number
                        TIN IN THE BOX AT RIGHT AND          or Employer
                        CERTIFY BY SIGNING AND          Identification Number
                        DATING BELOW.

                       --------------------------------------------------------
 SUBSTITUTE             Part 4--Certification--Under penalties of perjury, I
 Form W-9               certify that:
                                                       ----------------------
 Department of          (1) The number shown on this form is my correct
 the Treasury               Taxpayer Identification Number (or I am waiting
 Internal                   for a number to be issued to me), and
 Revenue               --------------------------------------------------------
 Service                Part 2--If you are exempt from backup withholding,
                        please check the box: [_]
                                                        Part 3--If you are
                                                        awaiting TIN, check
                                                        box: [_]
                        (2) I am not subject to backup withholding because
                            (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue
                            Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.

 Payer's Request for Taxpayer Identification Number ("TIN") and Certification
                        Certification Instructions--You must cross out item
                        (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

                       --------------------------------------------------------

                        SIGNATURE ________________________________________

                        DATED ____________________________________________

                        NAME (Please Print) ______________________________

                        ADDRESS __________________________________________

                        CITY, STATE AND ZIP CODE _________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
      PART 3 OF THE SUBSTITUTE FORM W-9.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

 Signature _______________________________________       Dated ______  ,_2000


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

   Questions and requests for assistance may be directed to the Information Agent or Dealer Manager at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal or other related tender offer materials may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

                    The Information Agent for the Offer is:

                              MORROW & CO., INC.
                                445 Park Avenue
                                   5th Floor
                           New York, New York 10022
                         Call Collect: (212) 754-8000

            Banks and Brokerage Firms, Please Call: (800) 662-5200
                   Stockholders, Please Call: (800) 566-9061

                     The Dealer Manager for the Offer is:

                              Merrill Lynch & Co.
                            World Financial Center
                                  North Tower
                         New York, New York 10281-1305
                         (212) 236-3790 (Call Collect)

                                      12